UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

Rodin Global Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56043	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01.	Entry into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Reimbursement Agreement

On April 30, 2019, Rodin Global Property Trust, Inc. (the “Company”) entered into a Reimbursement Agreement with CF Real Estate Holdings, LLC (the “CF Guarantor”), an affiliate of the Company’s sponsor, Cantor Fitzgerald Investors, LLC (“CFI”), pursuant to which the Company has agreed to reimburse, promptly upon demand, all costs and expenses of the CF Guarantor incurred in connection with guaranteeing the UBS Loan (as defined below) and an environmental indemnity related to the UBS Loan provided by the CF Guarantor (the “Costs and Expenses”), not otherwise recovered by the CF Guarantor from another person or entity. The CF Guarantor shall not be required to recover the Costs and Expenses from any other third party and to the extent the CF Guarantor does receive any reimbursement of Costs and Expenses from a third party after the Company has reimbursed the CF Guarantor for such Costs and Expenses, the CF Guarantor has agreed to return to the Company an amount equal to the Costs and Expenses received from a third party. As of April 30, 2019, there have been no Costs and Expenses incurred by the CF Guarantor.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Guaranty for CCRE Loan

As previously reported in the Company’s Current Report on Form 8-K filed on August 1, 2018 with the Securities and Exchange Commission (the “SEC”), on July 31, 2018, the Company, through its operating partnership, acquired, together with a subsidiary of CFI, an office building (the “CO Property”) located in Columbus, Ohio. The fee simple interest in the CO Property is held by a single purpose limited liability company (the “SPE”). The CO Property was acquired with the proceeds of contributions from the SPE’s members and a loan (the “CCRE Loan”) from Cantor Commercial Real Estate Lending, L.P., guaranteed by the CF Guarantor. The CF Guarantor guaranteed (x) any losses that the lender may incur as a result of the occurrence of certain bad acts of the borrower and (y) the repayment of the CCRE Loan upon the occurrence of certain other significant events, including bankruptcy. Additionally, the CF Guarantor agreed to indemnify the lender against certain environmental liabilities. The limited liability company agreement of the SPE (the “SPE LLC Agreement”) provides that in the event the Company’s operating partnership acquires at least 99% of the membership interests of the SPE, the Company will replace the CF Guarantor with respect to the guaranty and environmental indemnification.

The Company currently owns 100% of the membership interests of the SPE. As a result of such ownership interest and pursuant to the terms of the SPE LLC Agreement, on April 30, 2019, the Company entered into a Guaranty Agreement (the “Company Guaranty Agreement”) in favor of Wells Fargo Bank, National Association, as trustee for the registered holders of Morgan Stanley Capital I Trust 2018-L1, Commercial Mortgage Pass-through Certificates, Series 2018-L1 (the “Indemnitee”), pursuant to which the Company has agreed to replace the CF Guarantor as guarantor of the CCRE Loan, and to assume all of the liabilities and obligations of the CF Guarantor as of April 30, 2019. In addition, on April 30, 2019, the Company entered into an Environmental Indemnity Agreement with the Indemnitee, pursuant to which, effective as of April 30, 2019, the Company has agreed to (i) replace the CF Guarantor and (ii) indemnify the Indemnitee against certain environmental liabilities related to the CO Property.

Guaranty for UBS Loan

As previously reported in the Company’s Current Report on Form 8-K filed on August 1, 2018 with the SEC, on July 11, 2017, the Company, through a wholly-owned subsidiary of its operating partnership, acquired the fee simple interest in a retail property (the “GR Property”) located in Grand Rapids, MI. Also, on July 11, 2017, in connection with the acquisition of the GR Property, a wholly-owned subsidiary of the Company’s operating partnership entered into a loan agreement with UBS AG (the “UBS Loan”). The CF Guarantor guaranteed (x) any losses that the lender may incur as a result of the occurrence of certain bad acts of the borrower and (y) the repayment of the UBS Loan upon the occurrence of certain other significant events, including bankruptcy. Additionally, the CF Guarantor agreed to indemnify the lender against certain environmental liabilities related to the GR Property.

On April 30, 2019, in connection with the UBS Loan, the Company entered into a Consent and Assumption Agreement (the “Consent and Assumption Agreement”) with 3596 Alpine Ave, LLC, the CF Guarantor and Wells Fargo Bank, National Association, as trustee for the benefit of the registered holders of UBS Commercial Mortgage Trust 2017-C2, Commercial Mortgage Pass-through Certificates, Series 2017-C2, pursuant to which the Company replaces the CF Guarantor as guarantor of the UBS Loan and assumes all of the liabilities and obligations of the CF Guarantor as of July 11, 2017. In addition, pursuant to the Consent and Assumption Agreement, the Company has guaranteed (x) any losses that the lender may incur as a result of the occurrence of certain bad acts of the borrower and (y) the repayment of the UBS Loan upon the occurrence of certain other significant events, including bankruptcy. Pursuant to the Consent and Assumption Agreement, the Company also has agreed to indemnify the lender against certain environmental liabilities related to the GR Property.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the ability of the Company to effectuate the payment under the loans as well as those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated by the Company’s other filings with the SEC. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RODIN GLOBAL PROPERTY TRUST, INC.

Date: May 6, 2019	By:	/s/ KENNETH CARPENTER
	Name:	Kenneth Carpenter
	Title:	President